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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: May 29, 2001
                        (Date of earliest event reported)



                             OPEN PLAN SYSTEMS, INC.
             (Exact Name of Registrant as Specified in its Charter)


          Virginia                       0-20743                  54-1515256
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)

        4299 Carolina Avenue, Building C
               Richmond, Virginia                           23222
    (Address of Principal Executive Offices)             (Zip Code)


               Registrant's telephone number, including area code:
                                 (804) 228-5600





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Item 5.      Other Events.

         The press releases issued by the Registrant on May 29, 2001, June 8, 2001, June 20, 2001 and June 29, 2001 and attached hereto as exhibits are incorporated herein by reference.


Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)    Exhibits.

             99.1    Press release issued by the Registrant on May 29, 2001.

             99.2    Press release issued by the Registrant on June 8, 2001.

             99.3    Press release issued by the Registrant on June 20, 2001.

             99.4    Press release issued by the Registrant on June 29, 2001.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             OPEN PLAN SYSTEMS, INC.
                                             (Registrant)



Date:  June 29, 2001                         By: /s/ Anthony F. Markel
                                                 -------------------------------
                                                 Anthony F. Markel
                                                 Chairman of the Board






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                                  Exhibit Index
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Exhibit
Number                              Document
------                              --------

 99.1         Press release issued by the Registrant on May 29, 2001.

 99.2         Press release issued by the Registrant on June 8, 2001.

 99.3         Press release issued by the Registrant on June 20, 2001.

 99.4         Press release issued by the Registrant on June 29, 2001.